Exhibit 99.2

Synovus

INCOME STATEMENT DATA	Six Months Ended
(Unaudited)
(Dollars in thousands, except per share data)	June 30,
	2010	2009	Change
Interest income (taxable equivalent)	$682,701	773,284	(11.7)%
Interest expense	181,629	271,037	(33.0)

Net interest income (taxable equivalent)	501,072	502,247	(0.2)
Tax equivalent adjustment	2,167	2,399	(9.7)

Net interest income	498,905	499,848	(0.2)
Provision for losses on loans	639,851	921,963	(30.6)

Net interest expense after provision for losses on loans	(140,946)	(422,115)	(66.6)

Non-interest income:
Service charges on deposit accounts	54,155	58,401	(7.3)
Fiduciary and asset management fees	22,695	21,471	5.7
Brokerage and investment banking income	12,699	14,393	(11.8)
Mortgage banking income	12,132	23,912	(49.3)
Bankcard fees	19,315	17,505	10.3
Investment securities losses, net	(431)	-	nm
Other fee income	10,932	16,412	(33.4)
Increase in fair value of private equity investments, net	2,181	8,090	(73.0)
Gain from sale of MasterCard shares	-	8,351	nm
Other non-interest income	10,013	19,054	(47.4)

Total non-interest income	143,691	187,589	(23.4)

Non-interest expense:
Salaries and other personnel expense	207,951	219,594	(5.3)
Net occupancy and equipment expense	60,565	62,029	(2.4)
FDIC insurance and other regulatory fees	36,615	43,060	(15.0)
Foreclosed real estate expense	91,948	218,734	(58.0)
Losses on other loans held for sale, net	73	1,095	(93.3)
Goodwill impairment	-	241	nm
Professional fees	20,976	17,285	21.4
Data processing expense	22,007	22,321	(1.4)
Restructuring charges	-	6,755	nm
Other operating expenses	71,424	63,864	11.8

Total non-interest expense	511,559	654,978	(21.9)

Loss from continuing operations before income taxes	(508,814)	(889,504)	(42.8)
Income tax benefit	(21,395)	(165,968)	(87.1)

Loss from continuing operations	(487,419)	(723,536)	(32.6)

Income from discontinued operations, net of income taxes	43,162	2,555	nm

Net loss	(444,257)	(720,981)	(38.4)

Net (loss) income attributable to non-controlling interest	(590)	2,620	(122.5)

Net loss attributable to controlling interest	(443,667)	(723,601)	(38.7)

Dividends and accretion of discount on preferred stock	28,685	28,417	0.9

Net loss attributable to common shareholders	$(472,352)	(752,018)	(37.2)

Basic EPS
Net loss from continuing operations attributable to common shareholders	$(0.88)	(2.29)	61.6
Net loss attributable to common shareholders	(0.81)	(2.28)	64.5

Diluted EPS
Net loss from continuing operations attributable to common shareholders	(0.88)	(2.29)	61.6
Net loss attributable to common shareholders	(0.81)	(2.28)	64.5

Cash dividends declared per common share	0.02	0.02	-

Return on average assets *	(3.02)%	(4.18)	116	bp
Return on average common equity *	(50.63)	(56.89)	nm

Average common shares outstanding - basic	583,697	329,818	77.0%
Average common shares outstanding - diluted	583,697	329,818	77.0

nm - not meaningful

* - ratios are annualized

Synovus

INCOME STATEMENT DATA
(Unaudited)
(Dollars in thousands, except per share data)	2010		2009			2nd Quarter
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	’10 vs. ’09 Change
Interest income (taxable equivalent)	$338,795	343,906	362,911	377,839	385,710	(12.2)%
Interest expense	87,700	93,928	105,853	121,989	127,883	(31.4)

Net interest income (taxable equivalent)	251,095	249,978	257,058	255,850	257,827	(2.6)
Tax equivalent adjustment	1,056	1,111	1,227	1,219	1,219	(13.4)

Net interest income	250,039	248,867	255,831	254,631	256,608	(2.6)
Provision for losses on loans	298,904	340,948	387,114	496,522	631,526	(52.7)

Net interest expense after provision for losses on loans	(48,865)	(92,081)	(131,283)	(241,891)	(374,918)	87.0

Non-interest income:
Service charges on deposit accounts	27,876	26,280	29,651	29,699	29,702	(6.1)
Fiduciary and asset management fees	11,357	11,338	11,455	11,244	10,657	6.6
Brokerage and investment banking income	6,768	5,931	7,035	7,047	7,521	(10.0)
Mortgage banking income	6,318	5,814	7,572	7,037	14,590	(56.7)
Bankcard fees	9,800	9,515	9,521	9,114	9,144	7.2
Investment securities gains (losses), net	17	(448)	(663)	14,730	-	nm
Other fee income	5,402	5,530	7,055	7,733	8,722	(38.1)
Increase (decrease) in fair value of private equity investments, net	1,283	899	142	(6,853)	8,090	(84.1)
Gain from sale of MasterCard shares	-	-	-	-	8,351	nm
Gain from sale of Visa shares	-	-	51,900	-	-	nm
Other non-interest income	5,174	4,839	13,179	6,484	6,425	(19.5)

Total non-interest income	73,995	69,698	136,847	86,235	103,202	(28.3)

Non-interest expense:
Salaries and other personnel expense	103,929	104,022	100,575	105,001	108,508	(4.2)
Net occupancy and equipment expense	30,588	29,978	29,861	31,217	30,544	0.1
FDIC insurance and other regulatory fees	18,970	17,646	17,913	15,341	30,061	(36.9)
Foreclosed real estate expense	46,440	45,507	34,098	101,437	172,404	(73.1)
Losses on other loans held for sale, net	12	61	-	608	1,160	(99.0)
Visa litigation recovery	-	-	(2,374)	(4,067)	-	nm
Goodwill impairment	-	-	14,849	-	241	nm
Professional fees	11,595	9,380	10,397	11,121	10,340	12.1
Data processing expense	11,323	10,683	11,615	11,194	11,166	1.4
Restructuring charges	-	-	(347)	(413)	397	nm
Other operating expenses	35,905	35,520	32,906	45,381	29,114	23.3

Total non-interest expense	258,762	252,797	249,493	316,820	393,935	(34.3)

Loss from continuing operations before income taxes	(233,632)	(275,180)	(243,929)	(472,476)	(665,651)	64.9
Income tax (benefit) expense	(5,057)	(16,337)	25,518	(31,528)	(80,059)	(93.7)

Loss from continuing operations	(228,575)	(258,843)	(269,447)	(440,948)	(585,592)	61.0

Income from discontinued operations, net of income taxes	-	43,161	889	1,146	1,340	nm

Net loss	(228,575)	(215,682)	(268,558)	(439,802)	(584,252)	60.9
Net (loss) income attributable to non-controlling interest	(381)	(209)	(1)	(255)	2,677	(114.2)

Net loss attributable to controlling interest	(228,194)	(215,473)	(268,557)	(439,547)	(586,929)	61.1

Dividends and accretion of discount on preferred stock	14,360	14,325	14,291	14,258	14,225	0.9

Net loss attributable to common shareholders	$(242,554)	(229,798)	(282,848)	(453,805)	(601,154)	59.7

Basic EPS
Net loss from continuing operations attributable to common shareholders	$(0.36)	(0.56)	(0.58)	(1.32)	(1.83)	80.3%
Net loss attributable to common shareholders	(0.36)	(0.47)	(0.58)	(1.32)	(1.82)	80.2

Diluted EPS
Net loss from continuing operations attributable to common shareholders	(0.36)	(0.56)	(0.58)	(1.32)	(1.83)	80.3
Net loss attributable to common shareholders	(0.36)	(0.47)	(0.58)	(1.32)	(1.82)	80.2

Cash dividends declared per common share	0.01	0.01	0.01	0.01	0.01	-

Return on average assets *	(2.81)%	(3.22)%	(3.18)	(5.13)	(6.77)	396	bp
Return on average common equity *	(43.59)	(59.10)	(53.25)	(90.59)	(92.07)	nm

Average common shares outstanding - basic	676,753	489,607	486,104	344,626	329,850	105.2%
Average common shares outstanding - diluted	676,753	489,607	486,104	344,626	329,850	105.2

nm	- not meaningful
*	- ratios are annualized

Synovus

BALANCE SHEET DATA	June 30, 2010	December 31, 2009	June 30, 2009

(Unaudited)
(In thousands, except share data)
ASSETS
Cash and due from banks	$589,158	564,482	442,702
Interest bearing funds with Federal Reserve Bank	3,657,548	1,901,847	770,220
Interest earning deposits with banks	10,608	12,534	7,269
Federal funds sold and securities purchased under resale agreements	159,993	203,959	170,824
Trading account assets, at fair value	20,009	14,370	20,687
Mortgage loans held for sale, at fair value	144,705	138,056	312,620
Other loans held for sale	50,208	36,816	34,938
Investment securities available for sale, at fair value	3,328,426	3,188,735	3,560,192

Loans, net of unearned income	23,342,945	25,383,068	27,585,741
Allowance for loan losses	(834,522)	(943,725)	(918,723)

Loans, net	22,508,423	24,439,343	26,667,018

Premises and equipment, net	565,981	580,375	596,172
Goodwill	24,431	24,431	39,280
Other intangible assets, net	14,505	16,649	18,914
Other assets	1,308,345	1,709,821	1,708,834

Total assets	$32,382,340	32,831,418	34,349,670

LIABILITIES AND EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$4,250,514	4,172,697	3,861,782
Interest bearing deposits	22,007,049	23,260,836	23,562,032

Total deposits	26,257,563	27,433,533	27,423,814

Federal funds purchased and other short-term borrowings	476,598	475,062	1,580,259
Long-term debt	1,876,571	1,751,592	1,865,491
Other liabilities	325,374	299,730	424,943

Total liabilities	28,936,106	29,959,917	31,294,507

Equity:
Shareholders’ equity:
Cumulative perpetual preferred stock, no par value (1)	932,695	928,207	923,855
Common stock, par value $1.00 (2)	790,749	495,514	336,059
Additional paid-in capital	2,346,901	1,605,097	1,170,639
Treasury stock, at cost (3)	(114,174)	(114,155)	(114,146)
Accumulated other comprehensive income	101,073	84,806	105,520
(Accumulated deficit) retained earnings	(633,312)	(148,428)	596,434

Total shareholders’ equity	3,423,932	2,851,041	3,018,361
Non-controlling interest in subsidiaries	22,302	20,460	36,802

Total equity	3,446,234	2,871,501	3,055,163

Total liabilities and equity	$32,382,340	32,831,418	34,349,670

(1)	Preferred shares outstanding: 967,870
(2)	Common shares outstanding: 785,056,302; 489,828,319; and 330,376,784 at June 30, 2010, December 31, 2009, and June 30, 2009, respectively.
(3)	Treasury shares: 5,692,422; 5,685,638; and 5,682,673 at June 30, 2010, December 31, 2009, and June 30, 2009, respectively.

Synovus

AVERAGE BALANCES AND YIELDS/RATES *

(Unaudited)

(Dollars in thousands)

	2010		2009
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Interest Earning Assets
Taxable investment securities	$3,068,634	2,952,188	2,983,914	3,209,718	3,353,382
Yield	4.40%	4.70	4.79	5.06	5.16
Tax-exempt investment securities	$66,125	72,041	88,848	98,435	107,626
Yield (taxable equivalent)	6.85%	7.16	7.03	7.06	7.08
Trading account assets	$16,763	14,881	14,356	13,439	19,984
Yield	5.47%	5.30	5.60	8.22	5.57
Commercial loans	$19,982,523	20,880,069	21,722,140	22,850,126	23,572,578
Yield	4.92%	4.85	4.82	4.73	4.72
Consumer loans	$4,100,458	4,174,320	4,249,316	4,303,592	4,335,897
Yield	5.33%	5.36	5.32	5.37	5.38
Allowance for loan losses	$(964,212)	(951,552)	(906,484)	(905,700)	(663,355)
Loans, net	$23,118,769	24,102,837	25,064,972	26,248,018	27,245,120
Yield	5.21%	5.15	5.10	5.01	4.96
Mortgage loans held for sale	$131,700	96,440	114,906	194,158	268,933
Yield	5.54%	5.49	5.29	5.39	4.94
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$3,591,353	2,435,880	2,995,367	1,653,546	996,754
Yield	0.25%	0.24	0.24	0.24	0.24
Federal Home Loan Bank and Federal Reserve Bank stock (1)	$140,209	142,524	140,550	139,230	132,346
Yield	0.82%	0.97	1.01	1.38	0.54
Total interest earning assets	$30,133,553	29,816,791	31,402,913	31,556,544	32,124,145
Yield	4.51%	4.67	4.59	4.76	4.83

Interest Bearing Liabilities

Interest bearing demand deposits	$3,617,669	3,636,437	3,851,237	3,310,924	3,582,954
Rate	0.42%	0.42	0.41	0.42	0.45
Money market accounts	$6,606,161	6,450,696	6,420,003	6,309,578	6,241,764
Rate	1.07%	1.19	1.21	1.23	1.24
Savings deposits	$495,901	476,007	469,526	477,909	477,752
Rate	0.15%	0.15	0.15	0.15	0.15
Time deposits under $100,000	$2,626,852	2,726,002	2,851,913	3,030,346	3,126,984
Rate	2.00%	2.17	2.44	2.86	3.13
Time deposits over $100,000	$4,561,517	4,770,429	4,909,253	5,281,529	5,355,736
Rate	1.95%	2.05	2.32	2.73	3.04
National market brokered money market accounts	$833,811	1,047,417	1,218,363	1,365,477	1,885,214
Rate	0.83%	0.74	0.75	0.77	0.75
National market brokered time deposits	$3,681,660	3,871,581	4,011,648	3,941,977	3,203,546
Rate	1.90%	2.13	2.41	2.66	3.09
Total interest bearing deposits	$22,423,571	22,978,569	23,731,943	23,717,740	23,873,950
Rate	1.36%	1.48	1.62	1.85	1.96
Federal funds purchased and other short-term liabilities	$493,602	472,691	729,988	1,194,759	1,166,785
Rate	0.44%	0.47	0.45	0.37	0.36
Long-term debt	$1,882,358	1,805,363	1,897,915	1,906,320	2,090,710
Rate	2.36%	2.17	1.75	2.14	1.94
Total interest bearing liabilities	$24,799,531	25,256,623	26,359,846	26,818,819	27,131,445
Rate	1.42%	1.51	1.59	1.80	1.89
Non-interest bearing demand deposits	$4,271,444	4,243,622	4,162,027	4,069,108	3,812,876
Net interest margin	3.34%	3.39	3.25	3.22	3.23

* Yields and rates are annualized.

(1) Included as a component of Other Assets on the balance sheet

Synovus

LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION

(Unaudited)

(Dollars in thousands)

	June 30, 2010
Loan Type	Total Loans	Loans as a % of Total Loans Outstanding	Total Nonperforming Loans	Nonperforming Loans as a % of Total Nonperforming Loans
Multi-Family	$893,305	3.8%	$10,522	0.8%
Hotels	983,848	4.2	112,879	8.6
Office Buildings	913,616	3.9	24,143	1.8
Shopping Centers	1,162,817	5.0	27,617	2.1
Commercial Development	485,206	2.1	80,931	6.2
Warehouses	525,581	2.3	5,601	0.4
Other Investment Property	522,266	2.2	26,025	2.0

Total Investment Properties	5,486,639	23.5	287,718	21.9

1-4 Family Construction	458,540	2.0	107,472	8.2
1-4 Family Perm / Mini-Perm	1,197,164	5.1	69,371	5.3
Residential Development	999,792	4.3	292,332	22.3

Total 1-4 Family Properties	2,655,496	11.4	469,175	35.8

Land Acquisition	1,433,290	6.1	252,563	19.3

Total Commercial Real Estate	9,575,425	41.0	1,009,456	77.0

Commercial , Financial, and Agricultural	5,497,933	23.6	152,668	11.7
Owner-Occupied	4,222,429	18.1	76,596	5.9

Total Commercial & Industrial	9,720,362	41.7	229,264	17.6
Home Equity	1,680,658	7.2	17,669	1.3
Consumer Mortgages	1,546,977	6.6	48,048	3.7
Credit Card	285,749	1.2	-	-
Other Retail Loans	548,980	2.4	5,507	0.4

Total Retail	4,062,364	17.4	71,224	5.4
Unearned Income	(15,206)	(0.1)	-	-

Total	$23,342,945	100.0%	$1,309,944	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON

(Unaudited)

(Dollars in thousands)

	Total Loans		2Q10 vs. 4Q09			2Q10 vs. 2Q09
Loan Type	June 30, 2010	December 31, 2009	% change (1)		June 30, 2009	% change
Multi-Family	$893,305	946,598	(22.6	) %	$852,236	4.8%
Hotels	983,848	1,060,837	(29.1)		1,086,153	(9.4)
Office Buildings	913,616	1,034,934	(47.0)		1,144,981	(20.2)
Shopping Centers	1,162,817	1,149,245	4.7		1,182,779	(1.7)
Commercial Development	485,206	546,055	(44.7)		676,658	(28.3)
Warehouses	525,581	556,826	(22.5)		555,178	(5.3)
Other Investment Property	522,266	592,937	(47.8)		668,595	(21.9)

Total Investment Properties	5,486,639	5,887,432	(27.3)		6,166,580	(11.0)

1-4 Family Construction	458,540	714,411	(143.7)		1,205,415	(62.0)
1-4 Family Perm / Mini-Perm	1,197,164	1,281,411	(26.4)		1,427,863	(16.2)
Residential Development	999,792	1,334,859	(100.7)		1,715,248	(41.7)

Total 1-4 Family Properties	2,655,496	3,330,681	(81.3)		4,348,526	(38.9)

Land Acquisition	1,433,290	1,510,981	(20.6)		1,699,771	(15.7)

Total Commercial Real Estate	9,575,425	10,729,094	(43.1)		12,214,877	(21.6)

Commercial , Financial, and Agricultural	5,497,933	6,015,445	(34.5)		6,425,610	(14.4)
Owner-Occupied	4,222,429	4,445,648	(20.1)		4,644,433	(9.1)

Total Commercial & Industrial	9,720,362	10,461,093	(28.4)		11,070,043	(12.2)
Home Equity	1,680,658	1,714,994	(8.0)		1,729,528	(2.8)
Consumer Mortgages	1,546,977	1,637,978	(22.3)		1,725,223	(10.3)
Credit Card	285,749	294,126	(11.4)		288,349	(0.9)
Other Retail Loans	548,980	565,131	(11.5)		586,030	(6.3)

Total Retail	4,062,364	4,212,229	(14.3)		4,329,130	(6.2)
Unearned Income	(15,206)	(19,348)	(85.9)		(28,309)	(46.3)

Total	$23,342,945	25,383,068	(32.2	) %	$27,585,741	(15.4	) %

(1) Percentage change is annualized.

Synovus

  CREDIT QUALITY DATA

  (Unaudited)

(Dollars in thousands)	2010		2009			2nd Quarter

	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	’10 vs. ’09 Change

Nonperforming Loans	$1,309,944	1,542,704	1,555,776	1,519,049	1,472,242	(11.0)%
Impaired Loans Held for Sale (1)	50,208	78,077	36,816	40,932	34,938	43.7
Other Real Estate	212,362	222,155	238,807	187,494	210,968	0.7
Nonperforming Assets	1,572,514	1,842,937	1,831,399	1,747,475	1,718,148	(8.5)

Allowance for Loan Losses	834,522	968,697	943,725	918,468	918,723	(9.2)

Net Charge-Offs - Quarter	433,079	315,976	361,857	496,777	355,224	21.9
Net Charge-Offs - YTD	749,055	315,976	1,460,172	1,098,315	601,538	24.5
Net Charge-Offs / Average Loans - Quarter (2)	7.21%	5.05	5.58	7.33	5.09
Net Charge-Offs / Average Loans - YTD (2)	6.11	5.05	5.37	5.30	4.31

Nonperforming Loans / Loans	5.6	6.3	6.1	5.8	5.3
Nonperforming Assets / Loans, Other Loans Held for Sale & ORE	6.7	7.5	7.1	6.6	6.2
Allowance / Loans	3.58	3.97	3.72	3.49	3.33

Allowance / Nonperforming Loans	63.71	62.79	60.66	60.46	62.40

Past Due Loans over 90 days and Still Accruing	$21,430	35,491	19,938	43,816	31,018	(30.9) %
As a Percentage of Loans Outstanding	0.09%	0.15	0.08	0.17	0.11

Total Past Dues Loans and Still Accruing	$246,635	294,753	262,446	356,456	331,731	(25.7)
As a Percentage of Loans Outstanding	1.06%	1.21	1.03	1.35	1.20

Restructured loans (accruing)	$350,145	261,160	213,552	192,559	18,025	nm

(1) Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value.
(2) Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)

	June 30, 2010	December 31, 2009	June 30, 2009

Tier 1 Capital	$3,289,473	2,721,287	2,862,225
Total Risk-Based Capital	4,165,430	3,637,712	3,836,405
Tier 1 Capital Ratio	13.33%	10.16	9.53
Total Risk-Based Capital Ratio	16.87	13.58	12.77
Leverage Ratio	10.12	8.12	8.25
Common Equity as a Percentage of Total Assets (2)	7.69	5.86	6.10
Tangible Common Equity as a Percentage of Tangible Assets (3)	7.58	5.74	5.94
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	9.94	7.03	6.78
Book Value Per Common Share (4)	3.17	3.93	6.34
Tangible Book Value Per Common Share (3) (5)	2.70	3.84	6.16

(1) Current quarter regulatory capital information is preliminary.

(2) Common equity consists of Total Shareholders’ Equity less Cumulative Perpetual Perferred Stock.

(3) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.

(4) Book Value Per Common Share consists of Total Shareholders’ Equity less Cumulative Perpetual Preferred Stock divided by total common shares outstanding.

(5) Equity and common shares exclude impact of tangible equity units (tMEDS).